UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 14, 2016

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Employment Agreements

On March 14, 2016, in connection with the execution of the new employment agreements described in Item 5.02 hereof with Wheeler Real Estate Investment Trust, Inc.’s (the “Company”) executive officers, Jon S. Wheeler, Steven M. Belote and Robin Hanisch (collectively “the Executive Officers”), the Company and the Executive Officers mutually terminated their respective prior employment agreements that were entered into on October 24, 2014.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Employment Agreement of Jon S. Wheeler

Employment Agreement and Salary. On March 14, 2016, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with Jon S. Wheeler (the “Wheeler Employment Agreement”) for a period of three years beginning on March 14, 2016, and ending on March 13, 2019 (the “Term”). Under the terms of the Wheeler Employment Agreement, Mr. Wheeler shall be employed as the Company’s Chief Executive Officer and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $475,000 per annum (base compensation remains the same from prior employment agreement); and

•	Reimbursement of reasonable and necessary business expenses, and Mr. Wheeler is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Wheeler Employment Agreement, if Mr. Wheeler’s employment is terminated by the Company without “Cause” (as defined in the Wheeler Employment Agreement) then Mr. Wheeler shall generally be entitled to a lump sum payment equal to the sum of (i) the “Applicable Percentage” (as such term is defined in the Wheeler Employment Agreement and below) of Mr. Wheeler’s annual base salary for the last completed fiscal year and (ii) any earned but unpaid cash bonus for the year in which termination occurs. As defined in the Wheeler Employment Agreement, the term Applicable Percentage shall equal 50% plus 2.5% per three months of employment by the Company or its predecessors in excess of three years. In no event will the Applicable Percentage exceed 100%. In addition, Mr. Wheeler is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Wheeler is receiving immediately prior to the date of termination.

In the event Mr. Wheeler terminates his employment with “Good Reason” (as defined in the Wheeler Employment Agreement), which includes a “Change in Control” (as defined in the Wheeler Employment Agreement) then Mr. Wheeler shall generally be entitled to a lump sum payment equal to 100% of Mr. Wheeler’s annual base salary for the last completed fiscal year, plus any earned but unpaid cash bonus for the year in which termination occurs. In addition, Mr. Wheeler is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Wheeler is receiving immediately prior to the date of termination.

Mr. Wheeler shall not be entitled to any benefits under the Wheeler Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Wheeler terminating his employment without “Good Cause” (as defined in the Wheeler Employment Agreement).

Death and Disability. In the event of a termination of employment on account death occurring after June 30, 2016, and during the Term then Mr. Wheeler’s estate shall generally be entitled to: (a) Mr. Wheeler’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of cash bonus paid by the Company to Mr. Wheeler for its last fiscal year; and (c) any accrued and unpaid bonus for the year in which the death occurs.

In the event of a “Disability” (as defined in the Wheeler Employment Agreement) by Mr. Wheeler for 120 consecutive days or longer that occurs on or after June 30, 2016, then the Company will pay to Mr. Wheeler his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Wheeler under any disability policy obtained by the Company or Mr. Wheeler, the premiums for which are paid by the Company.

Miscellaneous Provisions. The Wheeler Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Wheeler is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Employment Agreement of Steven M. Belote

Employment Agreement and Salary. On March 14, 2016, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with Steven M. Belote (the “Belote Employment Agreement”) for a period of three years beginning on March 14, 2016, and ending on March 13, 2019 (the “Term”). Under the terms of the Belote Employment Agreement, Mr. Belote shall be employed as the Company’s Chief Operating Officer and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $265,000 per annum (compensation remains the same from prior employment agreement); and

•	Reimbursement of reasonable and necessary business expenses, and Mr. Belote is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Belote Employment Agreement, if Mr. Belote’s employment is terminated by the Company without “Cause” (as defined in the Belote Employment Agreement) then Mr. Belote shall generally be entitled to a lump sum payment equal to the sum of (i) the “Applicable Percentage” (as such term is defined in the Belote Employment Agreement and below) of Mr. Belote’s annual base salary for the last completed fiscal year and (ii) any earned but unpaid cash bonus for the year in which termination occurs. As defined in the Belote Employment Agreement, the term Applicable Percentage shall equal 50% plus 2.5% per three months of employment by the Company or its predecessors in excess of three years. In no event will the Applicable Percentage exceed 100%. In addition, Mr. Belote is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Belote is receiving immediately prior to the date of termination.

In the event Mr. Belote terminates his employment with “Good Reason” (as defined in the Belote Employment Agreement), which includes a “Change in Control” (as defined in the Belote Employment Agreement) then Mr. Belote shall generally be entitled to a lump sum payment equal to 100% of Mr. Belote’s annual base salary for the last completed fiscal year, plus any earned but unpaid cash bonus for the year in which termination occurs. In addition, Mr. Belote is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Belote is receiving immediately prior to the date of termination.

Mr. Belote shall not be entitled to any benefits under the Belote Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Belote terminating his employment without “Good Cause” (as defined in the Belote Employment Agreement).

Death and Disability. In the event of a termination of employment on account death occurring after June 30, 2016, and during the Term then Mr. Belote’s estate shall generally be entitled to: (a) Mr. Belote’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of cash bonus paid by the Company to Mr. Belote for its last fiscal year; and (c) any accrued and unpaid bonus for the year in which the death occurs.

In the event of a “Disability” (as defined in the Belote Employment Agreement) by Mr. Belote for 120 consecutive days or longer that occurs on or after June 30, 2016, then the Company will pay to Mr. Belote his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Belote under any disability policy obtained by the Company or Mr. Belote, the premiums for which are paid by the Company.

Miscellaneous Provisions. The Belote Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Belote is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

Employment Agreement of Robin Hanisch

Employment Agreement and Salary. On March 14, 2016, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with Robin Hanisch (the “Hanisch Employment Agreement”) for a period of three years beginning on March 14, 2016, and ending on March 13, 2019 (the “Term”). Under the terms of the Hanisch Employment Agreement, Ms. Hanisch shall be employed as the Company’s Secretary and is required to devote her best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of $125,000 per annum (compensation remains the same from prior employment agreement); and

•	Reimbursement of reasonable and necessary business expenses, and Ms. Hanisch is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Hanisch Employment Agreement, if Ms. Hanisch’s employment is terminated by the Company without “Cause” (as defined in the Hanisch Employment Agreement) then Ms. Hanisch shall generally be entitled to a lump sum payment equal to the sum of (i) the “Applicable Percentage” (as such term is defined in the Hanisch Employment Agreement and below) of Ms. Hanisch’s annual base salary for the last completed fiscal year and (ii) any earned but unpaid cash bonus for the year in which termination occurs. As defined in the Hanisch Employment Agreement, the term Applicable Percentage shall equal 50% plus 2.5% per three months of employment by the Company or its predecessors in excess of three years. In no event will the Applicable Percentage exceed 100%. In addition, Ms. Hanisch is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Ms. Hanisch is receiving immediately prior to the date of termination.

In the event Ms. Hanisch terminates her employment with “Good Reason” (as defined in the Hanisch Employment Agreement), which includes a “Change in Control” (as defined in the Hanisch Employment Agreement) then Ms. Hanisch shall generally be entitled to a lump sum payment equal to 100% of Ms. Hanisch’s annual base salary for the last completed fiscal year, plus any earned but unpaid cash bonus for the year in which termination occurs. In addition, Ms. Hanisch is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Ms. Hanisch is receiving immediately prior to the date of termination.

Ms. Hanisch shall not be entitled to any benefits under the Hanisch Employment Agreement in the case of the Company terminating her employment for Cause or Ms. Hanisch terminating her employment without “Good Cause” (as defined in the Hanisch Employment Agreement).

Death and Disability. In the event of a termination of employment on account death occurring after June 30, 2016, and during the Term then Ms. Hanisch’s estate shall generally be entitled to: (a) Ms. Hanisch’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of cash bonus paid by the Company to Ms. Hanisch for its last fiscal year; and (c) any accrued and unpaid bonus for the year in which the death occurs.

In the event of a “Disability” (as defined in the Hanisch Employment Agreement) by Ms. Hanisch for 120 consecutive days or longer that occurs on or after June 30, 2016, then the Company will pay to Ms. Hanisch her regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Ms. Hanisch under any disability policy obtained by the Company or Ms. Hanisch, the premiums for which are paid by the Company.

Miscellaneous Provisions. The Hanisch Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Ms. Hanisch is required to keep confidential the Company’s trade secrets that she acquired during the course of her employment. Her employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of her employment with the Company.

Employment Agreement of Wilkes J. Graham

Employment Agreement and Salary. On March 14, 2016, the Company on its behalf and on behalf of its subsidiaries, including Wheeler REIT, L.P. entered into an employment agreement with Wilkes J. Graham (the “Graham Employment Agreement”) for a period of three years beginning on March 14, 2016, and ending on March 13, 2019 (the “Term”). Under the terms of the Graham Employment Agreement, Mr. Graham shall be employed as the Company’s Chief Financial Officer and is required to devote his best efforts to the Company’s business and affairs and in return will receive the following:

•	Base compensation of 275,000 through March 31, 2016, adjusted to $300,000 for the period April 1, 2016 through June 30, 2016, adjusted to $325,000 for the period July 1, 2016 through September 30, 2016 and adjusted to $350,000 thereafter upon the initiation of the Graham Employment Agreement);

•	A one-time stock award equivalent to $25,000;

•	The net sum of $1,500 per month for housing allowance until June 30, 2017; and

•	Reimbursement of reasonable and necessary business expenses, and Mr. Graham is eligible to participate in any current or future bonus, incentive and other compensation plans available to the Company’s executives.

Severance Terms. Under the Graham Employment Agreement, if Mr. Graham’s employment is terminated by the Company without “Cause” (as defined in the Graham Employment Agreement) then Mr. Graham shall generally be entitled to a lump sum payment equal to the sum of (i) the “Applicable Percentage” (as such term is defined in the Graham Employment Agreement and below) of Mr. Graham’s annual base salary for the last completed fiscal year and (ii) any earned but unpaid cash bonus for the year in which termination occurs. As defined in the Graham Employment Agreement, the term Applicable Percentage shall equal nil if the Mr. Graham is terminated prior to March 14, 2017; 33.33% if the termination occurs between March 14, 2017 and March 13, 2018; and 66.67% if the termination occurs between March 14, 2018 and March 13, 2019.

In the event Mr. Graham terminates his employment with “Good Reason” (as defined in the Graham Employment Agreement), which includes a “Change in Control” (as defined in the Graham Employment Agreement) then Mr. Graham shall generally be entitled to a lump sum payment equal to 100% of Mr. Graham’s annual base salary for the last completed fiscal year, plus any earned but unpaid cash bonus for the year in which termination occurs. In addition, Mr. Graham is entitled to disability, accident and health insurance for a 12 month period following termination substantially similar to those insurance benefits Mr. Graham is receiving immediately prior to the date of termination.

Mr. Graham shall not be entitled to any benefits under the Graham Employment Agreement in the case of the Company terminating his employment for Cause or Mr. Graham terminating his employment without “Good Cause” (as defined in the Graham Employment Agreement).

Death and Disability. In the event of a termination of employment on account death occurring after June 30, 2016, and during the Term then Mr. Graham’s estate shall generally be entitled to: (a) Mr. Graham’s regular base salary (determined on the date of death) for a period of twelve months following death; (b) the amount of cash bonus paid by the Company to Mr. Graham for its last fiscal year; and (c) any accrued and unpaid bonus for the year in which the death occurs.

In the event of a “Disability” (as defined in the Graham Employment Agreement) by Mr. Graham for 120 consecutive days or longer that occurs on or after June 30, 2016, then the Company will pay to Mr. Graham his regular base salary for a twelve month period following the date on which the Disability first begins, net of any benefits received by Mr. Graham under any disability policy obtained by the Company or Mr. Graham, the premiums for which are paid by the Company.

Miscellaneous Provisions. The Graham Employment Agreement provides for confidentiality and nondisclosure provisions, whereby Mr. Graham is required to keep confidential the Company’s trade secrets that he acquired during the course of his employment. His employment contract also contains a non-solicitation of employees clause for a duration of (18) months following the last day of his employment with the Company.

The foregoing description of the employment agreements are qualified in their entirety by reference to the Wheeler, Belote, Hanisch and Graham Employment Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

10.1	Wheeler Employment Agreement dated March 14, 2016.

10.2	Belote Employment Agreement dated March 14, 2016.

10.3	Hanisch Employment Agreement dated March 14, 2016.

10.4	Graham Employment Agreement dated March 14, 2016.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: March 16, 2016

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Wheeler Employment Agreement dated March 14, 2016.

10.2	Belote Employment Agreement dated March 14, 2016.

10.3	Hanisch Employment Agreement dated March 14, 2016.

10.4	Graham Employment Agreement dated March 14, 2016.